77Q1(e)(1)


Amendment No. 3 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of March 1, 2015 (filed electronically as Exhibit d6 to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on February 27, 2015, File No. 33-64872, and incorporated herein by reference.)